                                                                   Exhibit 10.11

                    (JIANGSU LINYANG SOLARFUN CO.,LTD. LOGO)


--------------------------------------------------------------------------------

                                 SALES CONTRACT

                                                 Contract No: SF06C-SCATEC-Basic
                                                 Date: Nov.19, 2006

BUYER: SCATEC AS
ADD: BANKPLASSEN LA NO-0151 OSLO, NORWAY
PHONE: +47 907 73 960,  FAX: +47 22 33 0633


SELLER: JIANGSU LINYANG SOLARFUN CO.,LTD.
NO.666 LINYANG ROAD, QIDONG CITY, JIANGSU PROVINCE, P.R.CHINA
PHONE: +86.513.83118422,    FAX:+86.513.83110367



1.   NAMES OF GOODS AND SPECIFICATIONS:

--------------------------------------------------------------------------------------------------------
    TYPE             TOTAL             PRICE             AVERAGE              TERM
                     QUANTITY*                           POWER
--------------------------------------------------------------------------------------------------------
    SF160-24         > or = 60MW       USD/Wp            150~180 w            Years 2007-2012
    SF190-27                                             180~220 w
--------------------------------------------------------------------------------------------------------
* Minimum annual quantity is 10 MW in each of the years covered by this sales contract (2007 -- 2012)
--------------------------------------------------------------------------------------------------------

General module specification is included in Appendix A;
By the last month of each year, annual sales contract will be negotiated and signed for the coming year with specifics about products, price, quantity, delivery time, and etc.

2.   TERMS OF PAYMENT:
     1. CIF main port in Europe (e.g. Hamburg in Germany); if in CFR or FOB, both sides shall discuss and agree on the new terms before the contract.
     2. The price shall be confirmed by the last month annually for the coming year.
     3. The Buyer shall effect % payment in advance for the one year quantity. The balance shall be paid by the Buyer within 10 days after getting the copy of B/L of each delivery.
     4. Quality and delivery schedule: as per discussion each year by Seller and Buyer.
     5. The total value of each shipment will be calculated according to the aggregate power-output of the modules as per the commercial invoice.
     6. Monthly information about quantity to be delivered not later than the 20th of the previous month.

The Seller gives the following notice of each shipment together with B/L:
     -    flasher data of each single module (excel-sheet)

3.   PACKING (MODULES)
Every 4 modules shall be packed in one carton and the cartons shall be strengthened by the ply-wooden pallets. The packing shall be in accordance with the industry packing

                                     1 - 3
standards and suitable for long distance ocean freight transportation and change of climate and shall be well protected against moisture and shocks. The well-packed PV-modules shall be shipped in containers.
Additionally, the Seller agrees to the following points:
     - The power-output of each module shall be written clearly on the frontside of the carton.
     -    Only one module-powerclass in each carton.
     - Only one module-powerclass on one pallet, except that a minimum amount of pallets shall be used with mixed module-powerclass.
     - Every pallet holding modules with different power-output shall be marked clearly
     -    The cartons shall be ordered by power-class on the pallets.

4.   WARRANTY
Seller shall warrant that the performance, quality and specifications of modules are strictly in conformity with its standard production, descriptions and explanations provided by Seller to Buyer as set forth in Appendix B. This is the only warranty given by the Seller to the Buyer in respect of the sale of the PV modules. All other statements made by the Seller (including without limitation those made in the Seller's promotional materials) in respect of the properties, performance characteristics and other aspects of the PV modules are for illustration only and are not legally binding on the Seller. To the fullest extent permitted by law, the Seller excludes all implied representations and warranties in respect of the modules, their properties and performance characteristics.

To the fullest extent permitted by law, Seller also excludes all liability to the Buyer for:

     (a) any loss of actual or anticipated profits, revenues and turnover, anticipated savings, business or goodwill; or
     (b)  any economic loss or damage; or
     (c)  any indirect, consequential or special loss or damage.

5.   CONFIDENTIALLY

Notwithstanding the foregoing, in the event that any party to this contract receiving confidential information from the other party is required to disclose such confidential information pursuant to applicable law, governmental order or requirement of a governmental authority or a stock exchange, such party may disclose such confidential information to the extent that such party is legally compelled to disclose; provided, however, that the party making such disclosures shall provide prompt written notice of such requirement to the other party so that the other party may seek a protective order or other remedy; and provided, further, that in the event that such protective order or other remedy is not obtained prior to the time the party is legally compelled to disclose such confidential information, the party required to make such disclosures shall be permitted to furnish only that portion of such confidential information that it is legally required to provide and the party required to make such disclosures shall exercise commercially reasonable efforts to obtain assurances that confidential treatment shall be accorded to such confidential information.

6.   DELIVERY TIME
Both Buyer and Seller will settle the detailed annual delivery schedule of PV modules in advance.

                                     2 - 3

7.   EXAMINATION AND NOTICE OF NON-CONFORMITY

Buyer will examine the PV modules immediately on receipt. Within 14 days after the arrival of the goods at the destination, should the specification, quantity or aesthetic appearance of the PV modules be found not to be in conformity with the stipulations of this contract except for those claims for which the insurance company or the owners of the vessel are liable, the Buyer shall, based on the Inspection Certificate issued by an office of the Authorised Administration of Import and Export Commodities Inspection or an international inspection company, such as SGS, have the right to claim for replacement with new goods or for damages and all expenses (for example inspection charges, shipping cost for returning the goods and for sending the replacing goods, insurance premium, storage, loading and unloading charges etc.) to be borne by the Seller.
The Seller, in accordance with the Buyer's claim and after verification by itself, shall be responsible for complete or partial replacement of the commodity or shall devaluate the commodity according to the state of defects.

8.   FORCE MAJEURE
No party shall be held responsible for failure or delay to perform all or any part of the contract due to a Force Majeure condition, including flood, fire, earthquake, drought, war or any other events, which could not be predicted at the time of the conclusion of the contract, and could not be controlled, avoided or overcome by any party. However, the party affected by the event of Force Majeure shall inform the other Party of its occurrence in written as soon as possible and thereafter send a certificate of the event issued by the relevant authority to the other party but no later than 15 days after its occurrence. If the event of Force Majeure lasts move than 90 days, the relevant parties shall negotiate the continuous performance or the termination of the contract.

9.   ARBITRATION
Any dispute arising from or in connection with the sales contract shall be settled through friendly negotiation. In case no settlement can be reached, the dispute shall be then submitted to China International Economic and Trade Arbitration Commission in accordance with its rules in effect at the time of applying for arbitration. The arbitral award will be final and binding upon both parties.

10.  TERMINATION

This contract shall be valid for the term as stated in Article 1 of this contract and may be terminated only by the (i) mutual consents of the Seller and Buyer and (ii) in the event of a breach under this contract, by a party that substantially affects the purpose or benefit of this contract to the detriment of the non-breaching party.





2006- 11 -19                                  2006-11  -  19

--------------------------------------------------------------------------------
  /signature/                                   /signature/
SCATEC  AS                                    JIANGSU LINYANG SOLARFUN CO.,LTD.

                                     3 - 3